UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A
(Rule 14a)

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Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

INCEPTION GROWTH ACQUISITION LIMITED
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Inception Growth Acquisition Limited (“IGTA,” the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by IGTA with the Securities and Exchange Commission (the “SEC”) on November 18, 2024 (the “Definitive Proxy Statement”), for the Special Meeting of Stockholders scheduled for December 6, 2024, in order to increase the amount of the proposed monthly extension fee described in the Definitive Proxy Statement from $0.03 for each remaining public share for each one-month extension to $0.04 for all remaining public shares (the “Extension Payment”) for each one-month extension. All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED DECEMBER 2, 2024

(TO THE DEFINITIVE PROXY STATEMENT OF INCEPTION GROWTH ACQUISITION LIMITED DATED NOVEMBER 18, 2024)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on November 18, 2024. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

1.      The second subsection of the third paragraph on the first page of the Letter to Stockholders is hereby amended and restated as follows:

(ii) A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, September 8, 2023 and June 4, 2024, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the IPO by six (6) times for an additional one (1) month each time from the Current Termination Date to the Extended Date by depositing into the trust account an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

2.      The second subsection of the first paragraph on the first page of the Notice of Special Meeting of Stockholders is hereby amended and restated as follows:

2. A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, September 8, 2023 and June 4, 2024, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the IPO by six (6) times for an additional one (1) month each time from the Current Termination Date to the Extended Date by depositing into the trust account an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

3.      The second subsection of the third paragraph on page 1 of the Proxy Statement is hereby amended and restated as follows:

2. A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended on March 13, 2023, September 8, 2023 and June 4, 2024, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the IPO by six (6) times for an additional one (1) month each time from the Current Termination Date to the Extended Date by depositing into the trust account an aggregate amount equal to $0.04 multiplied by the number of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed (the “Extension Payment”) for each one-month extension. A copy of the proposed amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex B; and

4.      The eighth paragraph on page 2 of the Proxy Statement is hereby amended and restated as follows:

After consultation with Soul Venture Partners LLC (the “Sponsor”), the Company’s management team has reasons to believe that, if the Charter Amendment and the Trust Amendment proposals are approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute an aggregate amount equal to $0.04 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders, to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment prior to the applicable deadlines. The first extension payment after the approval of the Charter Amendment and Trust Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

5.      The first paragraph on page 11 of the Proxy Statement is hereby amended and restated as follows:

The proposed Charter Amendment would amend our existing Charter to extend the date by which the Company has to consummate a business combination (the “Extension”) to June 13, 2025 (the date that is 42 months from the closing date of the IPO) (the termination date as so extended, the “Extended Termination Date”). Currently, the Company has until December 13, 2024 to complete its initial business combination. Pursuant to the terms of the proposed Charter Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit into the trust account an aggregate amount equal to $0.04 multiplied by the number of Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The first extension payment after the approval of the Charter Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the trust account.

6.      The fifth paragraph on page 11 of the Proxy Statement is hereby amended and restated as follows:

The Company currently has until December 13, 2024 to complete its initial business combination. Our board of directors has determined that it is in the best interests of our stockholders to allow the Company to extend the time to complete a business combination by depositing into the trust account an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders for each one-month extension.

7.      The first paragraph on page 13 of the Proxy Statement is hereby amended and restated as follows:

The proposed Trust Amendment (the “Trust Amendment”) would amend our existing Trust Agreement, allowing the Company to extend the time available for us to consummate our initial business combination six (6) times for an additional one (1) month each time from December 13, 2024 to June 13, 2025 by depositing into the trust account an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders. The complete text of the proposed amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

8.      The fifth paragraph on page 13 of the Proxy Statement is hereby amended and restated as follows:

The Sponsor wants to pay an extension amount that is an aggregate amount equal to $0.04 multiplied by the Public Shares issued in the IPO (each, a “Public Share”) that has not been redeemed by the public stockholders for each one-month extension. After consultation with the Sponsor, the Company’s management team has reasons to believe that, if the Trust Amendment proposal is approved, the Sponsor or its affiliates or designees will, in connection with each one-month extension, contribute such extension amount to the Company as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment prior to the applicable deadlines. The first extension payment after the approval of the Trust Amendment Proposal must be made prior to the Current Termination Date, while subsequent extension payments must be deposited into the trust account prior to the then existing termination date. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven by the Sponsor or its affiliates or designees if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Trust Amendment proposal is not approved and we have not consummated a business combination by the Current Termination Date, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware laws to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

9.      The fourth paragraph on page Annex B-1 is hereby amended and restated as follows:

WHEREAS, at a Stockholders Meeting of the Company held on [    ], 2024, the Company’s stockholders approved a proposal to amend the Trust Agreement to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account by six (6) times for an additional one (1) month each time from December 13, 2024 to June 13, 2025 by depositing into the trust account an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension in the event the Company has not consummated a business combination by December 13, 2024.

10.    The first clause of the fifth paragraph on page Annex B-1 is hereby amended and restated as follows:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the 36-month period following the closing of the Offering, or up to 42 months if the Company extends the period of time by six one-month periods (each, an “Extension”), by depositing an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed for each one-month extension no later than the monthly anniversary of the IPO (each, an “Applicable Deadline”), as applicable; and;”

11.    The first paragraph on page Annex B-2 is hereby amended and restated as follows:

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $____________ (which is an aggregate amount equal to $0.04 multiplied by the issued and outstanding shares of common stock of the Company issued in the IPO that has not been redeemed), which will be wired to you, into the Trust Account investments upon receipt.

Proposal No. 2: Trust Amendment Proposal on the proxy card is hereby amended and restated as follows:

PROPOSAL NO. 2. THE TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 8, 2021, AS AMENDED ON MARCH 13, 2023, SEPTEMBER 8, 2023 AND JUNE 4, 2024 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), TO PROVIDE THE COMPANY WITH THE DISCRETION TO EXTEND THE DATE ON WHICH TO COMMENCE LIQUIDATING THE TRUST ACCOUNT ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING BY SIX (6) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM DECEMBER 13, 2024 TO JUNE 13, 2025 BY DEPOSITING INTO THE TRUST ACCOUNT AN AGGREGATE AMOUNT EQUAL TO $0.04 MULTIPLIED BY THE NUMBER OF COMMON STOCK ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED FOR EACH ONE-MONTH EXTENSION, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX B.

For ☐            Against ☐            Abstain ☐

******

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET December 5, 2024. In addition, stockholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561 Email: spacredemptions@continentalstock.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Special Meeting by: delivering to Advantage Proxy, Inc. by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Special Meeting while the polls are open (note that attendance at the Special Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Special Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated December 2, 2024

PROXY CARD

INCEPTION GROWTH ACQUISITION LIMITED

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of Inception Growth Acquisition Limited to be held on December 6, 2024. The Proxy Statement is available on November 20, 2024.

The undersigned hereby appoints Cheuk Hang Chow and Felix Yun Pun Wong, individually, each with full power of substitution, as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Inception Growth Acquisition Limited, to be held on December 6, 2024 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated November 18, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL NO. 1. THE CHARTER AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED ON SEPTEMBER 8, 2023 AND JUNE 4, 2024 (THE “CHARTER”) TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) TO JUNE 13, 2025 BY ADOPTING THE THIRD AMENDMENT TO THE CHARTER, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX A.

For ☐	Against ☐	Abstain ☐
2.

PROPOSAL NO. 2. THE TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 8, 2021, AS AMENDED ON MARCH 13, 2023, SEPTEMBER 8, 2023 AND JUNE 4, 2024 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), TO PROVIDE THE COMPANY WITH THE DISCRETION TO EXTEND THE DATE ON WHICH TO COMMENCE LIQUIDATING THE TRUST ACCOUNT ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING BY SIX (6) TIMES FOR AN ADDITIONAL ONE (1) MONTH EACH TIME FROM DECEMBER 13, 2024 TO JUNE 13, 2025 BY DEPOSITING INTO THE TRUST ACCOUNT AN AGGREGATE AMOUNT EQUAL TO $0.04 MULTIPLIED BY THE NUMBER OF COMMON STOCK ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED FOR EACH ONE-MONTH EXTENSION, A COPY OF WHICH IS ATTACHED IN THE PROXY STATEMENT AS ANNEX B.

For ☐	Against ☐	Abstain ☐
3.

PROPOSAL NO. 3. THE ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1 AND 2.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two (2) names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes      No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.